August 25, 2008

     Supplement to the April 28, 2008 Class I and II Shares Prospectuses for
                    Pioneer International Value VCT Portfolio


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Andrea Salvatori. Mr. Salvatori is supported by a team of portfolio managers and analysts. Members of this team, which is based in Dublin, manage other
Pioneer funds investing primarily in global equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Salvatori, Portfolio Manager, joined Pioneer in 1999.




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                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC